UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2025 (May 14, 2025)

AMERICAN INTERNATIONAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
 1271 Avenue of the Americas
New York, New York 10020
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 770-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $2.50 Per Share	AIG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 14, 2025, American International Group, Inc. ("AIG") held its Annual Meeting of Shareholders (the “Annual Meeting”). The results of the matters submitted to a shareholder vote at the Annual Meeting were as follows:

Proposal 1 – Election of Directors: The following individuals were elected to serve as members of AIG’s Board of Directors (the “Board”) until the 2026 Annual Meeting or until the election and qualification of their successors. The voting results for each of the nominees were as follows:

	For	Against	Abstain	Broker Non-Votes
Paola Bergamaschi	492,404,858	784,722	183,034	26,812,048
James Cole, Jr.	485,124,699	8,060,684	187,231	26,812,048
James (Jimmy) Dunne III	397,384,273	95,802,688	185,653	26,812,048
John (Chris) Inglis	492,466,376	723,036	183,202	26,812,048
Courtney Leimkuhler	492,421,406	766,536	184,672	26,812,048
Linda A. Mills	367,197,273	126,017,144	158,197	26,812,048
Diana M. Murphy	391,795,485	101,399,479	177,650	26,812,048
Juan Perez	479,008,567	14,157,223	206,824	26,812,048
Peter R. Porrino	488,270,657	4,936,522	165,435	26,812,048
John G. Rice	489,170,382	3,877,534	324,698	26,812,048
Vanessa A. Wittman	492,387,459	791,649	193,506	26,812,048
Peter Zaffino	465,774,925	27,434,017	163,672	26,812,048

Proposal 2 – Advisory Vote to Approve Named Executive Officer Compensation (“Say-on-Pay Vote”): The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
320,714,041	172,358,604	299,969	26,812,048

Proposal 3 – Advisory Vote on the Frequency of Future Executive Compensation Votes ("Say-on-When Vote"): The voting results were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
483,709,193	242,149	9,259,554	161,718	26,812,048

Proposal 4 – Ratification of the Appointment of PricewaterhouseCoopers LLP to Serve as AIG’s Independent Auditor for 2025: The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
489,842,132	30,180,266	162,264	—

In light of the results of the Say-on-When Vote and the prior recommendation of the Board for annual Say-on-Pay Votes, the Board determined that AIG will continue to hold annual Say-on-Pay Votes. The Board will reevaluate this determination after the next Say-on-When Vote which will occur at or prior to AIG’s 2031 Annual Meeting of Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)

Date: May 16, 2025	By:	/s/ Christina Banthin
		Name:	Christina Banthin
		Title:	Senior Vice President and Corporate Secretary